Exhibit 99.1

Liberty Media Acquisition Corporation Announces the Separate Trading of its Series A Common Stock and Redeemable Warrants Commencing March 15, 2021

ENGLEWOOD, CO, March 12, 2021 — Liberty Media Acquisition Corporation (Nasdaq: LMACU) (“LMAC”) today announced that, commencing March 15, 2021, holders of the units sold in LMAC’s initial public offering of 57,500,000 units completed on January 26, 2021 may elect to separately trade the shares of Series A common stock and redeemable warrants included in the units. Those units not separated will continue to trade on The Nasdaq Capital Market (“Nasdaq”) under the symbol “LMACU,” and the shares of Series A common stock and redeemable warrants that are separated will trade on Nasdaq under the symbols “LMACA” and “LMACW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, LMAC’s transfer agent, in order to separate the units into shares of Series A common stock and redeemable warrants.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering of these securities was made only by means of a prospectus. Copies of the prospectus related to the initial offering by LMAC may be obtained for free by visiting Edgar on the website of the Securities and Exchange Commission at www.sec.gov or from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at (800) 831-9146, Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, Second Floor, New York, NY 10014, Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, North Carolina 27560, Telephone: 1-800-221-1037, Email: usa.prospectus@credit-suisse.com or Goldman, Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Prospectus Department, by calling (866) 471-2526 or by emailing prospectus-ny@ny.email.gs.com.

Forward-Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the trading on Nasdaq of the shares and warrants underlying the units. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, general market conditions. These forward-looking statements speak only as of the date of this press release, and LMAC expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the expectations of LMAC with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of LMAC, including those set forth in the Risk Factors section of LMAC’s registration statement on Form S-1 and the prospectus related to LMAC’s initial public offering.

About Liberty Media Acquisition Corporation

Liberty Media Acquisition Corporation (“LMAC”) is a newly incorporated blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. LMAC intends to search for a target in the media, digital media, music, entertainment, communications, telecommunications and technology industries. The sponsor of LMAC, a wholly-owned subsidiary of Liberty Media Corporation (“Liberty Media”), holds a 20% interest in LMAC that is attributed to Liberty Media’s Formula One Group tracking stock (Nasdaq: FWONA, FWONK).

Investor Contact:

Liberty Media Acquisition Corporation

Courtnee Chun, 720-875-5420

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